UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

Domino’s Pizza, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-32242	38-2511577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of Principal Executive Offices)

(734) 930-3030

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Domino’s Pizza, Inc. (the “Company”), with the Securities and Exchange Commission on February 28, 2012 (the “Original Filing”). Amendment No. 1 is being filed solely to file the same information included in the Original Filing under Item 8.01 of Form 8-K. No other changes have been made to the Original Filing.

Item 8.01.	Other Events.

On February 28, 2012, the Company issued a press release announcing the intent of certain of its subsidiaries to refinance their outstanding securitization debt with a new securitized financing facility. A copy of that press release, which was also included in the Original Filing, is included herein as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.2	Press Release, dated February 28, 2012 (Incorporated by reference to Exhibit 99.2 to Form 8-K filed by the Company on February 28, 2012, SEC File no. 001-32242).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

/s/ Michael T. Lawton
Name:	Michael T. Lawton
Title:	Chief Financial Officer

Date: March 7, 2012

Exhibit Index

Exhibit Number	Description

99.2	Press Release, dated February 28, 2012 (Incorporated by reference to Exhibit 99.2 to Form 8-K filed by the Company on February 28, 2012, SEC File no. 001-32242).